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                                                                    Exhibit 23.1

                         CONSENT OF ARTHUR ANDERSEN LLP
                      [Letterhead of Arthur Andersen LLP]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report on the Consolidated Financial Statements of Waxman Industries, Inc. and Subsidiaries for the year ended June 30, 1998, included in this Form 10-K/A, into the Company's previously filed Form S-8 Registration Statement No. 33-57477.


                                                  /s/ Arthur Andersen LLP


Cleveland, Ohio,
 July 22, 1999.